                             [AMERISTOCK FUNDS LOGO]

                               SEMI-ANNUAL REPORT

                                December 31, 2002

                          AMERISTOCK MUTUAL FUND, INC.
                          AMERISTOCK FOCUSED VALUE FUND

TABLE OF CONTENTS

      MANAGER'S COMMENTARY -
      AMERISTOCK MUTUAL FUND, INC. .....................................    4

      MANAGER'S COMMENTARY -
      AMERISTOCK FOCUSED VALUE FUND ....................................    8

      SCHEDULE OF INVESTMENTS  -
      AMERISTOCK MUTUAL FUND, INC. .....................................   12

      SCHEDULE OF INVESTMENTS  -
      AMERISTOCK FOCUSED VALUE FUND ....................................   14

      STATEMENT OF ASSETS AND LIABILITIES ..............................   16

      STATEMENT OF OPERATIONS. .........................................   17

      STATEMENT OF CHANGES IN NET ASSETS  -
      AMERISTOCK MUTUAL FUND, INC. .....................................   18

      STATEMENT OF CHANGES IN NET ASSETS  -
      AMERISTOCK FOCUSED VALUE FUND ....................................   19

      FINANCIAL HIGHLIGHTS  -
      AMERISTOCK MUTUAL FUND, INC. .....................................   20

      FINANCIAL HIGHLIGHTS  -
      AMERISTOCK FOCUSED VALUE FUND ....................................   20

      NOTES TO FINANCIAL STATEMENTS ....................................   22

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, INC.

      The total return for the Ameristock Mutual Fund was -9.67% for the six months ended December 31, 2002 versus -10.30% for the Standard & Poor's 500 Index for the same period.

      We typically do not make predictions about the economy or the market's direction. But recent events lead us to postulate a theory. At the tops and bottoms of stock market turns people behave more irrationally to reflect their new expectations. At market tops, we believe people accept greater risks, while at market bottoms we believe they turn conservative. Assuming no double dip recession in 2003, we believe the U.S. stock markets may have hit bottom sometime in the last quarter of 2002. We posit four pieces of anecdotal and non-statistical evidence to support bottom-turning conservative behavior:

      1. One of the largest mutual funds in terms of assets under management today is a bond fund.

      2.    Yields on money market funds and similar bank instruments are about
            1%.

      3. On September 26, 2002, AP (Frankfurt-Germany), announced that the Nueur Market will shut down. The Nueur Market was Germany's equivalent of our NASDAQ. It had lost 96% of its value from its peak.

      4. On October 8, 2002 the Wall Street Journal reported that Time Inc. would close Mutual Funds Magazine.

      Time Inc. also wrote about the death of stocks right before the 1982 bull market began.

      To us, these four pieces of conservative behavior suggest that our previous stance, to become more aggressive with the Ameristock Mutual Fund, was correct. Please keep in mind, aggressive for the Ameristock Mutual Fund is relative. It means the portfolio's beta approaches its benchmark. Today technology and healthcare represent our 2nd and 3rd largest industry concentrations (finance is #1), and we continue to stay fully invested. While it is still early to see if this more aggressive (for us) strategy is the right one, we are encouraged so far. We are also proud that the Ameristock Mutual Fund has beaten the S&P 500 Index 5 out of the last 7 calendar years, including the last 3.


--------------------------------------------------------------------------------
4                               Semi-Annual Report December 31, 2002 (Unaudited)

      One thing we are not proud of is the additional rules coming out of Washington, D.C. that affect mutual funds. We support the intention the laws strive for, such as fuller disclosure and greater insight into the inner workings of funds. In some cases, we believe the "invisible hand" of the market may take care of the situation more effectively than new government regulations. For example, one potential new SEC requirement is that funds disclose their holdings every three months instead of the now - required six months. This has been a topic bandied about for a few years now. From the outset the Ameristock Mutual Fund has been voluntarily publishing its entire holdings on our Web site (www.ameristock.com). In addition, we send our entire holdings on a monthly basis, either by mail or e-mail to anyone who requests it. We do these things because you request it, not because the government demands it. If you want your fund to list its holdings more than is legally required and it doesn't, maybe you need a new fund, not new rules. Vote with your dollars.

      There is one effect the new rules and regulations will undoubtedly have on mutual funds - expenses will go up. We have already experienced the Ameristock Fund's accounting and legal bills start to increase. I can only imagine that these same costs are going up for all funds. I can also imagine that most funds will pass along the higher costs of doing business to you. Not us. We are holding the line on total expenses and make a pledge to ask the board to LOWER expenses by adding another breakpoint for fund assets above $2 billion, if Fund assets reach that level.

      You can help us try to lower the Fund's expense ratio by telling a friend (or two) about the Ameristock Mutual Fund. Our number is (800) 394-5064 or
      (303) 603-8211 if you care to save us the dime.

      Thank you,

      Nicholas D. Gerber          Andrew Ngim
      Portfolio Manager           Portfolio Manager


--------------------------------------------------------------------------------
1-800-394-5064     -      www.ameristock.com                                   5

AMERISTOCK MUTUAL FUND, INC.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE AMERISTOCK MUTUAL FUND, INC. (AMSTX)
                  AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

                                  [LINE GRAPH]

             AMERISTOCK       STANDARD
             MUTUAL FUND   POOR's 500 Index
31-Aug-95 $    10,000.00 $    10,000.00
30-Sep-95 $    10,507.00 $    10,422.00
31-Oct-95 $    10,580.00 $    10,385.00
30-Nov-95 $    11,027.00 $    10,841.00
31-Dec-95 $    11,429.00 $    11,050.00
31-Jan-96 $    11,900.00 $    11,426.00
29-Feb-96 $    12,143.00 $    11,532.00
31-Mar-96 $    12,217.00 $    11,643.00
30-Apr-96 $    12,453.00 $    11,814.00
31-May-96 $    12,743.00 $    12,119.00
30-Jun-96 $    12,824.00 $    12,165.00
31-Jul-96 $    12,480.00 $    11,628.00
31-Aug-96 $    12,521.00 $    11,873.00
30-Sep-96 $    13,211.00 $    12,541.00
31-Oct-96 $    13,805.00 $    12,887.00
30-Nov-96 $    14,808.00 $    13,861.00
31-Dec-96 $    14,582.00 $    13,586.00
31-Jan-97 $    15,636.00 $    14,435.00
28-Feb-97 $    15,890.00 $    14,548.00
31-Mar-97 $    15,099.00 $    13,951.00
30-Apr-97 $    15,945.00 $    14,784.00
31-May-97 $    16,565.00 $    15,684.00
30-Jun-97 $    17,254.00 $    16,386.00
31-Jul-97 $    18,388.00 $    17,690.00
31-Aug-97 $    17,500.00 $    16,699.00
30-Sep-97 $    18,274.00 $    17,614.00
31-Oct-97 $    17,593.00 $    17,025.00
30-Nov-97 $    18,882.00 $    17,813.00
31-Dec-97 $    19,374.00 $    18,119.00
31-Jan-98 $    19,677.00 $    18,320.00
28-Feb-98 $    20,877.00 $    19,641.00
31-Mar-98 $    21,917.00 $    20,647.00
30-Apr-98 $    21,874.00 $    20,854.00
31-May-98 $    22,192.00 $    20,496.00
30-Jun-98 $    22,748.00 $    21,329.00
31-Jul-98 $    22,857.00 $    21,101.00
31-Aug-98 $    20,299.00 $    18,051.00
30-Sep-98 $    21,469.00 $    19,207.00
31-Oct-98 $    23,261.00 $    20,769.00
30-Nov-98 $    24,858.00 $    22,028.00
31-Dec-98 $    25,569.00 $    23,297.00
31-Jan-99 $    26,155.00 $    24,278.00
28-Feb-99 $    25,767.00 $    23,520.00
31-Mar-99 $    26,294.00 $    24,461.00
30-Apr-99 $    28,243.00 $    25,408.00
31-May-99 $    27,737.00 $    24,808.00
30-Jun-99 $    28,484.30 $    26,185.00
31-Jul-99 $    27,679.00 $    25,367.00
31-Aug-99 $    27,210.00 $    25,241.00
30-Sep-99 $    26,155.00 $    24,549.00
31-Oct-99 $    27,693.00 $    26,102.00
30-Nov-99 $    27,254.00 $    26,633.00
31-Dec-99 $    26,266.00 $    28,202.00
31-Jan-00 $    25,915.00 $    26,785.00
29-Feb-00 $    23,528.00 $    26,278.00
31-Mar-00 $    26,543.00 $    28,848.00
30-Apr-00 $    26,625.00 $    27,980.00
31-May-00 $    27,620.00 $    27,406.00
30-Jun-00 $    26,004.00 $    28,082.00
31-Jul-00 $    26,483.00 $    27,643.00
31-Aug-00 $    27,994.00 $    29,360.00
30-Sep-00 $    29,753.00 $    27,810.00
31-Oct-00 $    31,219.00 $    27,692.00
30-Nov-00 $    30,516.00 $    25,509.00
31-Dec-00 $    31,702.00 $    25,634.00
31-Jan-01 $    32,964.00 $    26,543.00
28-Feb-01 $    32,152.00 $    24,123.00
31-Mar-01 $    31,805.00 $    22,595.00
30-Apr-01 $    33,169.00 $    24,351.00
31-May-01 $    33,420.00 $    24,514.00
30-Jun-01 $    33,240.00 $    23,917.00
31-Jul-01 $    33,862.00 $    23,682.00
31-Aug-01 $    32,144.00 $    22,199.00
30-Sep-01 $    29,882.00 $    20,407.00
31-Oct-01 $    30,268.00 $    20,796.00
30-Nov-01 $    32,128.00 $    22,391.00
31-Dec-01 $    32,100.00 $    22,587.00
31-Jan-02 $    32,060.00 $    22,258.00
28-Feb-02 $    31,957.00 $    21,829.00
31-Mar-02 $    33,117.00 $    22,650.00
30-Apr-02 $    31,663.00 $    21,276.00
31-May-02 $    31,854.00 $    21,120.00
30-Jun-02 $    29,851.00 $    19,615.00
31-Jul-02 $    27,698.00 $    18,086.00
31-Aug-02 $    27,690.00 $    18,205.00
30-Sep-02 $    24,345.00 $    16,226.00
31-Oct-02 $    26,697.00 $    17,652.00
30-Nov-02 $    28,501.00 $    18,690.00
31-Dec-02 $    26,964.00 $    17,593.00




The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Incex performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

*Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             AVERAGE ANNUAL RETURNS
                             AS OF DECEMBER 31, 2002

                         AMSTX     S&P 500
                         -----     -------

6 Months*                -9.67%   -10.30%
1 Year                  -16.00%   -22.09%
5 Years                   6.83%    -0.58%
Since Inception
8/31/95                  14.47%     8.01%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*Not annualized

                                 ANNUAL RETURNS

CALENDAR YEAR RETURNS     AMSTX        S&P 500
---------------------     -----        -------

2002                     -16.00%       -22.09%

2001                       1.25%       -11.88%

2000                      20.70%        -9.10%

1999                       2.73%        21.04%

1998                      31.98%        28.58%

1997                      32.86%        33.75%

1996                      27.68%        22.94%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6                               Semi-Annual Report December 31, 2002 (Unaudited)

                 TOP 10 EQUITY HOLDINGS* AS OF DECEMBER 31, 2002

COMPANY                                                     % OF NET ASSETS
-------                                                     ---------------

Bank of America Corp.                                              4.57%
Bristol-Myers Squibb Co.                                           3.65%
SBC Communications Inc.                                            3.39%
Wyeth                                                              3.39%
Boeing Corp.                                                       2.84%
Duke Energy Corp.                                                  2.80%
General Motors Corp.                                               2.51%
Verizon Corp.                                                      2.31%
Wachovia Corp.                                                     2.29%
Dell Computer Corp.                                                2.28%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to re-main invested in any particular company or holding.



        SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2002

                                  [PIE CHART]


          NET OTHER ASSETS                             0.27%

          AUTOMOTIVE                                   4.61%

          BANKING                                     15.73%

          CAPITAL GOODS                                6.04%

          CHEMICALS & FERTILIZER                       5.62%

          CONSUMER STAPLES                             9.83%

          DIVERSIFIED                                  0.89%

          ELECTRONICS                                  9.32%

          ENTERTAINMENT                                0.47%

          FINANCIAL-OTHER                              4.21%

          HEALTHCARE (PRODUCTS)                       17.85%

          INSURANCE                                    1.58%

          OIL & GAS                                    4.90%

          RETAILING                                    0.30%

          SOFTWARE                                     0.29%

          TELECOMMUNICATIONS                           9.74%

          UTILITIES                                    2.80%

          COMMERCIAL PAPER                             0.68%

          U.S. GOV'T AGENCY OBLIGATIONS                4.87%



1-800-394-5064      -         www.ameristock.com                               7

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

      The total return for the Ameristock Focused Value Fund was -19.55% for the six months ended December 31, 2002 versus -16.55% for the Russell
      2000 Index for the same period. The reason for our negative return is that some of the companies we had been adding to the portfolio at bargain basement prices turned out to be first floor prices instead.

      In July we added to our position in Gateway Computer, increasing its weight to about 13% of the Fund vs. 10% six months ago. Gateway currently sells for about the value of its cash holdings. We believe the cash puts a floor on the price at which the stock will likely sell. After all, it seems to us that if the stock price should happen to reflect a significantly lower value than cash in the bank, investors (like Ted Waitt, the founder & CEO who owns about 30% of the company) would likely just take the firm private, using the cash and in essence getting the business for free.

      In August and September we added to our position in Midwest Express at prices ranging from $4.68 to $8.00 per share. Midwest Express now sells for about $5.35 per share and we think its fair value is at least double these prices. Airline stocks in general have been hurt over the past two years with the Sept 11th event, a recession, and now the bankruptcy of US Airlines and United Airlines. Midwest Express has coped with these circumstances very well by eliminating unprofitable routes and adjusting their cost structure to reflect the current slower business climate. In the meantime, they have not forgotten their core customer base (business people from Milwaukee), future expansion of other hubs (Omaha), or the level of service they are renowned for (they just won the 2002 Conde Nast Traveler Business Travel Award for the fifth year in a row in the U.S. business class category, as well as the top U.S. airline in the value for cost category, tying with JetBlue).

      We have also sold out of some positions to raise cash as we have seen net outflows over the past six months. We no longer own ABN Amro, Gevity, Trammel Crow or South African Breweries.

      We have added one new position to the Fund -- Bally Total Fitness.


--------------------------------------------------------------------------------
 8                              Semi-Annual Report December 31, 2002 (Unaudited)

      Bally Total Fitness is the largest commercial operator of fitness centers in the U.S. Historically, its revenues have increased over time, although it's net profit margins tend to fluctuate. We believe that revenues will at least remain stable and net income will average about 5% of sales or $45 million per year. Given a price to earnings ratio of 10 for Bally Total Fitness this means that the market capitalization should be about $450 million vs. today's market capitalization of $240 million. In other words, the stock may be selling for a 46% discount from fair market value.

      Ameristock Corporation ("Ameristock"), the Fund's investment adviser, and myself as a controlling shareholder of Ameristock have filed a Schedule 13D with the Securities and Exchange Commission relating to Ameristock's and the Fund's investment in International Absorbents Inc. This Schedule 13D reflects that Ameristock and the Fund own more than 5% of the shares outstanding of the company, and we intend or at least reserve the right to take an active roll in management and/or, subject to obtaining any necessary regulatory approvals, make additional investments in the company. We have done nothing more than make this filing at this time.

      Ameristock Focused Value Fund is a non-diversified, no-load fund that can invest almost anywhere it sees opportunity for capital appreciation. This is an aggressive Fund that takes risks and will have large fluctuations in return both on the upside and downside.

      Nicholas D. Gerber                      Howard Mah
      Portfolio Manager                       Portfolio Manager


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                  9

AMERISTOCK FOCUSED VALUE FUND


              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

                                  [LINE GRAPH]


           Ameristock
            Focused      Russell 2000
           Value Fund       Index
26-Dec-00  $ 10,000.00  $ 10,000.00
31-Dec-00  $ 10,000.00  $ 10,000.00
31-Jan-01  $ 13,300.00  $ 10,521.00
28-Feb-01  $ 13,387.00  $  9,830.00
31-Mar-01  $ 13,087.00  $  9,349.00
30-Apr-01  $ 14,520.00  $ 10,081.00
31-May-01  $ 15,373.00  $ 10,329.00
30-Jun-01  $ 15,913.00  $ 10,685.00
31-Jul-01  $ 17,000.00  $ 10,107.00
31-Aug-01  $ 16,493.00  $  9,780.00
30-Sep-01  $ 12,487.00  $  8,464.00
31-Oct-01  $ 13,273.00  $  8,959.00
30-Nov-01  $ 15,140.00  $  9,653.00
31-Dec-01  $ 16,042.00  $ 10,248.00
31-Jan-02  $ 16,929.00  $ 10,142.00
28-Feb-02  $ 16,746.00  $  9,864.00
31-Mar-02  $ 18,316.00  $ 10,657.00
30-Apr-02  $ 17,761.00  $ 10,754.00
31-May-02  $ 18,390.00  $ 10,276.00
30-Jun-02  $ 16,225.00  $  9,767.00
31-Jul-02  $ 14,114.00  $  8,292.00
31-Aug-02  $ 13,634.00  $  8,271.00
30-Sep-02  $ 11,414.00  $  7,677.00
31-Oct-02  $ 13,289.00  $  7,923.00
30-Nov-02  $ 15,115.00  $  8,630.00
31-Dec-02  $ 13,053.00  $  8,149.00

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Index performance set forth above reflects the reinvestment of dividends. The index does not reflect any management fees or transaction costs.

*Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                             AVERAGE ANNUAL RETURNS
                            AS OF DECEMBER 31, 2002


AMERISTOCK
FOCUSED VALUE FUND                                                   RETURN
------------------                                                   ------
6 Months                                                             -19.55%*
1 Year                                                               -18.64%
Since Inception 12/26/00                                              15.16%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*Not annualized


                            TOP 10 EQUITY HOLDINGS*
                            AS OF DECEMBER 31, 2002

                                                                   % OF NET
COMPANY                                                             ASSETS
-------                                                             ------
Tellabs Inc.                                                        18.86%
Gateway Inc.                                                        14.77%
Bristol-Myers Squibb Co.                                            10.66%
Media Arts Group Inc.                                               6.74%
Midwest Express Holdings Inc.                                       5.91%
PMI Group Inc.                                                      5.83%
Radian Group Inc.                                                   5.76%
KLM Royal Dutch Airlines                                            5.61%
MGIC Investment Corp.                                               5.01%
Manpower Inc.                                                       4.72%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


--------------------------------------------------------------------------------
10                              Semi-Annual Report December 31, 2002 (Unaudited)

       SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2002

                                  [PIE CHART]

BUSINESS SERVICES                                                    4.72%
NET OTHER ASSETS                                                     7.23%
CONSUMER STAPLES                                                     1.65%
CORPORATE BOND                                                       2.58%
FINANCIAL SERVICES                                                   0.35%
HEALTHCARE                                                          10.66%
TRANSPORTATION                                                      12.13%
INSURANCE                                                           16.59%
TELECOMMUNICATIONS                                                  18.86%
REAL ESTATE                                                          1.65%
RETAILING                                                            8.81%
TECHNOLOGY                                                          14.77%


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 11

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS

                                                                                                    SHARES OR
                                                                                                    PRINCIPAL           MARKET
INDUSTRY                                              COMPANY                         SYMBOL          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS

AUTOMOTIVE                                4.61%       Ford Motor Co.                     F          3,008,242        $ 27,976,651
                                                      General Motors Corp.              GM            907,520          33,451,187

BANKING                                  15.73%       Bank of America Corp.             BAC           876,377          60,969,548
                                                      CitiGroup Inc.                     C          1,032,816          36,344,795
                                                      PNC Financial Services            PNC           585,686          24,540,243
                                                      Wachovia Corp.                    WB            838,300          30,547,652
                                                      Washington Mutual Inc.            WM          1,659,000          57,285,270

CAPITAL GOODS                             6.04%       Boeing Co.                        BA          1,146,960          37,838,210
                                                      Caterpillar Inc.                 CAT            335,400          15,334,488
                                                      General Electric Co.              GE          1,124,905          27,391,437

CHEMICALS &
FERTILIZER                                5.62%       Dow Chemical Co.                 DOW            956,880          28,419,336
                                                      Du Pont de Nemours
                                                      & Co.                             DD          1,096,600          46,495,840

CONSUMER STAPLES                          9.83%       Albertsons Inc.                  ABS            974,500          21,692,370
                                                      Coca-Cola Co.                     KO             50,380           2,207,652
                                                      McDonalds Corp.                  MCD          1,230,700          19,789,656
                                                      Pepsico Inc.                     PEP             36,960           1,560,451
                                                      Procter & Gamble Co.              PG            239,600          20,591,224
                                                      Sara Lee Corp.                   SLE          2,896,800          65,206,968

DIVERSIFIED                               0.89%       3M Co.                           MMM             96,260          11,868,858

ELECTRONICS                               9.32%       Agilent
                                                        Technologies Inc.*               A            807,200          14,497,312
                                                      Dell Computer Corp.*             DELL         1,136,700          30,395,358
                                                      Hewlett Packard Co.              HWP            478,600           8,308,496
                                                      Intel Corp.                      INTC           811,160          12,629,761
                                                      International Business
                                                        Machines                       IBM            547,600          42,439,000
                                                      Texas Instruments Inc.           TXN          1,066,000          16,000,660

ENTERTAINMENT                             0.47%       Walt Disney Co.                  DIS            384,070           6,264,182

FINANCIAL - OTHER                         4.21%       Fannie Mae                       FNM            625,370          40,230,052
                                                      Merril Lynch & Co.               MER            420,000          15,939,000

HEALTHCARE
(PRODUCTS)                               17.85%       Abbott Laboratories              ABT            321,060          12,842,400
                                                      Bristol-Myers
                                                        Squibb Co.                     BMY          2,101,740          48,655,281
                                                      Johnson & Johnson                JNJ            292,680          15,719,843
                                                      Merck & Co. Inc.                 MRK          1,222,940          69,230,633
                                                      Pfizer Inc.                      PFE          1,513,680          46,273,198
                                                      Wyeth                            WYE          1,209,000          45,216,600


     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
12                                          Semi-Annual Report December 31, 2002

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                    SHARES OR
                                                                                                    PRINCIPAL           MARKET
INDUSTRY                                              COMPANY                         SYMBOL          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                1.58%        Allstate Corp.                   ALL            536,600          19,848,834
                                                      American International
                                                        Group                          AIG             19,953           1,154,281

OIL & GAS                                4.90%        BP Amoco (ADR)                   BPA            542,308          22,044,820
                                                      ChevronTexaco Corp.              CVX            260,114          17,292,379
                                                      Exxon Mobil Corp.                XOM            743,200          25,967,408

RETAILING                                0.30%        Home Depot Inc.                  HD              53,595           1,284,136
                                                      Wal-Mart Stores Inc.             WMT             53,300           2,692,183

SOFTWARE                                 0.29%        Microsoft Corp.*                 MSFT            73,780           3,814,426

TELE-
COMMUNICATIONS                           9.74%        AT&T Corp.                       T              527,000          13,759,970
                                                      AT&T Wireless
                                                        Services Inc.*                 AWE             21,230             119,949
                                                      BellSouth Corp.                  BLS            764,800          19,785,376
                                                      Comcast Corp.*                   CMCSA          852,422          20,091,586
                                                      SBC Communications
                                                        Inc.                           SBC          1,668,343          45,228,779
                                                      Verizon Corp.                    VZ             794,809          30,798,849

UTILITIES                                2.80%        Duke Energy Corp.                DUK          1,912,333          37,366,987
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS                                94.18%        (COST $1,559,108,948)                                        $1,255,403,575
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Ford Motors Credit                       1.78%        Due 01/08/2003                              $ 4,000,000      $    3,998,616
General Motors
  Acceptance Corp.                       1.75%        Due 01/06/2003                                5,000,000           4,998,784
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL
  PAPER                                  0.68%        (COST $8,997,400)                                            $    8,997,400
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home
  Loan Bank Discount Note                0.65%        Due 01/02/2003                              $64,913,000      $   64,911,828
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS                            4.87%        (COST $64,911,828)                                           $   64,911,828
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                       99.73%        (COST $1,633,018,176)                                        $1,329,312,803

Other Assets Less
  Liabilities                            0.27%                                                                     $   (3,605,660)

NET ASSETS                             100.00%        Equivalent to $33.04 per share
                                                      on 40,342,146 Shares of Capital
                                                      Stock Outstanding                                            $1,332,918,463
====================================================================================================================================

* Non-Income Producing


     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 13

AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS


                                                                                                    SHARES OR
                                                                                                    PRINCIPAL           MARKET
INDUSTRY                                              COMPANY                         SYMBOL          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS

BUSINESS SERVICES                        4.72%        Manpower Inc.                    MAN             30,500             972,950

CONSUMER STAPLES                         1.65%        International
                                                        Absorbents Inc.*               IABI           160,400             340,048

FINANCIAL SERVICES                       0.35%        Berkshire Hathaway
                                                        Inc. - Class A*                BRK                  1              72,750

HEALTHCARE                              10.66%        Bristol-Myers
                                                        Squibb Co.                     BMY             95,000           2,199,250

INSURANCE                               16.59%        MGIC Investment                  MTG             25,000           1,032,500
                                                      PMI Group Inc.                   PMI             40,000           1,201,600
                                                      Radian Group Inc.                RDN             32,000           1,188,800

REAL ESTATE                              1.65%        Grubb & Ellis*                   GBE            334,000             340,680

RETAILING                                8.81%        Bally Total Fitness *            BFT             60,000             425,400
                                                      Media Arts Group Inc.*           MDA            535,080           1,391,208

TECHNOLOGY                              14.77%        Gateway Inc.*                    GTW            970,000           3,045,800

TELE-
COMMUNICATIONS                          18.86%        Tellabs Inc.*                    TLAB           535,000           3,889,450

TRANSPORTATION                          12.13%        International Airline
                                                        Support*                       YLF            502,088             125,522
                                                      KLM Royal
                                                        Dutch Airlines                 KLM            119,300           1,157,210
                                                      Midwest Express
                                                        Holdings Inc.*                 MEH            228,000           1,219,800
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON
  STOCKS                                90.19%        (COST $28,518,418)                                              $18,602,968
------------------------------------------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
14                                          Semi-Annual Report December 31, 2002

AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                    SHARES OR
                                                                                                    PRINCIPAL           MARKET
INDUSTRY                                              COMPANY                         SYMBOL          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND

RETAILING                                0.82%        Fleming Companies Inc
                                                        10.625%   Due 7/31/2007                       259,000         $   169,645
TELE-
COMMUNICATIONS                           1.76%        Qwest Capital Funding
                                                        7.75%     Due 08/15/2006                      500,000             362,500
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE
  BOND                                   2.58%        (COST $718,009)                                                 $   532,145
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                       92.77%        (COST $29,236,427)                                              $19,135,113
Other Assets in Excess
  of Liabilities                         7.23%                                                                          1,491,726
NET ASSETS                             100.00%        Equivalent to $17.84 per share
                                                      on 1,156,364 Shares of Capital
                                                      Stock Outstanding                                               $20,626,839
====================================================================================================================================

* Non-Income Producing


    The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 15

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


------------------------------------------------------------------------------------------------
                                                          AMERISTOCK             AMERISTOCK
                                                         MUTUAL FUND,              FOCUSED
                                                             INC.                 VALUE FUND
------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities at Market Value
  (cost -see below)                                   $ 1,329,312,803         $    19,135,113
Cash                                                               30                 739,950
Accounts Receivable
  Investment Securities Sold                                       --                 941,591
  Fund Shares Sold                                          4,925,715                   8,327
  Dividends                                                 2,352,019                  34,613
  Interest                                                         --                  26,181
  Other Assets                                                     --                     355
------------------------------------------------------------------------------------------------
Total Assets:                                           1,336,590,567              20,886,130
================================================================================================
LIABILITIES:
Accounts Payable
  Fund Shares Redeemed                                      2,802,494                 233,878
  Accrued Management Fee                                      869,118                  25,413
  Accrued Director Fees                                           492                      --
------------------------------------------------------------------------------------------------
Total Liabilities:                                          3,672,104                 259,291
================================================================================================
NET ASSETS                                            $ 1,332,918,463         $    20,626,839
================================================================================================
NET ASSETS CONSIST OF:
  Capital Paid In                                     $ 1,638,366,804         $    31,910,909
  Accumulated Undistributed
    Net Investment Income                                   8,115,981                  50,280
  Accumulated Net Realized Loss on Investments             (9,858,949)             (1,233,036)
  Net Unrealized Depreciation on
    Investments Based on Identified Cost                 (303,705,373)            (10,101,314)
------------------------------------------------------------------------------------------------
Net Assets                                            $ 1,332,918,463         $    20,626,839
================================================================================================
NET ASSET VALUE PER SHARE
Net Assets                                            $ 1,332,918,463         $    20,626,839
Shares of Capital Stock Outstanding                        40,342,146               1,156,364
Net Asset Value per Share                             $         33.04         $         17.84
Redemption Price per Share (Note 9)                                --         $         17.66
------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                   $ 1,633,018,176         $    29,236,427
================================================================================================


     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
16                                          Semi-Annual Report December 31, 2002

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002

------------------------------------------------------------------------------------------------
                                                          AMERISTOCK              AMERISTOCK
                                                         MUTUAL FUND,               FOCUSED
                                                            INC.                   VALUE FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                           $  18,138,672           $     172,293
  Interest                                                  486,261                  51,616
  Income from Securities Loaned (Note 8)                     28,530                      --
  Commission Recapture (Note 7)                               8,720                      --
------------------------------------------------------------------------------------------------
  Total Investment Income                                18,662,183                 223,909
================================================================================================
EXPENSES:
  Management Fee (Note 2)                                 5,147,608                 173,629
  Director Fees (Note 3)                                     18,414                      --
------------------------------------------------------------------------------------------------
  Total Expenses                                          5,166,022                 173,629
================================================================================================
NET INVESTMENT INCOME                                    13,496,161                  50,280
================================================================================================
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
  Net Realized Loss on Investments                       (8,460,021)             (1,235,207)
  Net Change in Unrealized
    Depreciation on Investments                        (149,005,319)             (5,955,475)
------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Loss
    on Investments                                     (157,465,340)             (7,190,682)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $(143,969,179)          $  (7,140,402)
================================================================================================

     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 17

AMERISTOCK MUTUAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR SIX MONTHS           FOR THE YEAR
                                                           ENDED                   ENDED
                                                         12/31/02(1)              6/30/02
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Income                               $    13,496,161         $    15,916,054
  Net Realized Gain (Loss) on Investments                  (8,460,021)             19,236,578
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                        (149,005,319)           (179,463,000)
------------------------------------------------------------------------------------------------
                                                         (143,969,179)           (144,310,368)
DISTRIBUTIONS TO SHAREHOLDERS:
  Ordinary Income                                         (16,192,754)             (8,287,230)
  Capital Gains                                           (19,235,377)             (1,121,069)
------------------------------------------------------------------------------------------------
                                                          (35,428,131)             (9,408,299)
SHARE TRANSACTIONS:
  Shares Sold                                             329,374,010           1,265,257,917
  Shares Issued as Reinvestment of
    Dividends and Distributions                            34,097,903               9,117,512
  Cost of Shares Redeemed                                (319,541,415)           (408,431,210)
------------------------------------------------------------------------------------------------
                                                           43,930,498             865,944,219
NET INCREASE/(DECREASE) IN NET ASSETS                    (135,466,812)            712,225,552

NET ASSETS:
  Beginning of Period                                   1,468,385,275             756,159,723
------------------------------------------------------------------------------------------------
  End of Period*                                      $ 1,332,918,463         $ 1,468,385,275
================================================================================================
*Includes Accumulated Undistributed
Net Investment Income of                              $     8,115,981         $    10,812,574
================================================================================================

(1) Unaudited

     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
18                                          Semi-Annual Report December 31, 2002

AMERISTOCK FOCUSED VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR SIX MONTHS           FOR THE YEAR
                                                          ENDED                   ENDED
                                                       12/31/02(1)              06/30/02
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net Investment Income/(Loss)                        $     50,280            $   (123,000)
  Net Realized Gain/(Loss) on Investments               (1,235,207)              1,805,637
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                       (5,955,475)             (4,375,210)
---------------------------------------------------------------------------------------------
                                                        (7,140,402)             (2,692,573)
DISTRIBUTIONS TO SHAREHOLDERS:
  Capital Gains                                         (1,680,466)                (97,666)
---------------------------------------------------------------------------------------------
                                                        (1,680,466)                (97,666)
SHARE TRANSACTIONS:
  Shares Sold                                            4,311,666              65,816,959
  Shares Issued as Reinvestment of
    Dividends and Distributions                          1,579,186                  97,494
  Cost of Shares Redeemed                              (12,715,850)            (29,355,714)
---------------------------------------------------------------------------------------------
                                                        (6,824,998)             36,558,739
NET INCREASE/(DECREASE) IN NET ASSETS                  (15,645,866)             33,768,500
NET ASSETS:
  Beginning of Period                                   36,272,705               2,504,205
---------------------------------------------------------------------------------------------
  End of Period                                       $ 20,626,839            $ 36,272,705
=============================================================================================
*Includes Accumulated Undistributed
Net Investment Income of                              $     50,280                      --
=============================================================================================

(1) Unaudited


     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 19

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS


                          Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

                                                       Net Gains
                                                      (Losses) on                                        Distribu-
                          Net Asset       Net         Securities                       Dividends          tions
                            Value,       Invest-      (realized        Total from       (from Net        (from            Total
                          Beginning       ment           and           Investment      Investment        Capital         Distribu-
                          of Period      Income       unrealized)      Operations        Income)          Gains)          tions
-----------------------------------------------------------------------------------------------------------------------------------
7/1/02 - 12/31/02(4)      $37.57          .35          (3.98)            (3.63)          (.41)            (.49)           (.90)
7/1/01 - 06/30/02          42.18          .53          (4.81)            (4.28)          (.29)            (.04)           (.33)
7/1/00 - 06/30/01          34.76          .59           8.91              9.50           (.45)           (1.63)          (2.08)
7/1/99 - 06/30/00          38.89          .55          (3.92)            (3.37)          (.42)            (.34)           (.76)
7/1/98 - 06/30/99          31.48          .44           7.41              7.85           (.22)            (.22)           (.44)
7/1/97 - 06/30/98          25.06          .41           7.26              7.67           (.42)            (.83)          (1.25)
-----------------------------------------------------------------------------------------------------------------------------------


AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS


                          Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

                                                       Net Gains
                                                      (Losses) on                                        Distribu-
                          Net Asset       Net         Securities                       Dividends          tions
                            Value,       Invest-      (realized        Total from       (from Net        (from            Total
                          Beginning       ment           and           Investment      Investment        Capital         Distribu-
                          of Period      Income       unrealized)      Operations        Income)          Gains)          tions
-----------------------------------------------------------------------------------------------------------------------------------
7/1/02 - 12/31/02(4)      $23.98          .04          (4.97)            (4.63)           0.00           (1.51)          (1.51)
7/1/01 - 06/30/02          23.87         (.15)           .60               .45            0.00            (.34)           (.34)
12/26/00 - 6/30/01
inception                  15.00         (.09)          8.96              8.87            0.00            0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------


* Annualized

(1) Total returns would have been lower had various fees not been reimbursed.

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2)Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2002 were $93,604,652 and $41,636,514, respectively.

(3)Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2002 were $2,187,668 and $10,424,424, respectively.

(4)Unaudited


     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
20                                          Semi-Annual Report December 31, 2002

                                                             Ratios/Supplemental Data

                                              Ratio of        Ratio of          Ratio of         Ratio of
                                             Expenses to     Expenses to       Net Income       Net Income
                                              Average         Average           to Average       to Average
Net Asset                    Net Assets      Net Assets      Net Assets        Net Assets       Net Assets
Value,                        End of          Prior to         After             Prior to         After         Portfolio
End of           Total        Period            Reim-           Reim-             Reim-            Reim-         Turnover
Period           Return(1)   (millions)       bursement       bursement         bursement        bursement        Rate**
--------------------------------------------------------------------------------------------------------------------------
$33.04           (9.67)%     $1,332.92          0.77%           0.77%             2.02%            2.02%          3.31%(2)
$37.57          (10.19)%      1,468.39          0.77%           0.77%             1.31%            1.31%         13.71%
42.18            27.85%         756.16          0.83%           0.83%             1.50%            1.50%          5.97%
34.76            (8.67)%         86.66          0.99%           0.99%             1.51%            1.51%         31.13%
38.89            24.94%         114.14          0.96%           0.94%             1.20%            1.22%          9.22%
31.48            30.61%          12.75          0.95%           0.94%             1.43%            1.48%         11.85%
--------------------------------------------------------------------------------------------------------------------------


                                                             Ratios/Supplemental Data

                                              Ratio of        Ratio of          Ratio of         Ratio of
                                             Expenses to     Expenses to       Net Income       Net Income
                                              Average         Average           to Average       to Average
Net Asset                    Net Assets      Net Assets      Net Assets        Net Assets       Net Assets
Value,                        End of          Prior to         After             Prior to         After         Portfolio
End of           Total        Period            Reim-           Reim-             Reim-            Reim-         Turnover
Period           Return(1)   (millions)       bursement       bursement         bursement        bursement        Rate**
--------------------------------------------------------------------------------------------------------------------------
$17.84          (19.55)%        $20.63          1.35%           1.35%             0.39%            0.34%          9.03%(3)
23.98             1.96%         $36.27          1.35%           1.35%            (0.59)%          (0.59)%        79.25%

23.87            59.13%           2.50          1.35%*          1.35%*           (0.80)%*         (0.80)%*       29.80%
--------------------------------------------------------------------------------------------------------------------------


* Annualized

(1) Total returns would have been lower had various fees not been reimbursed.

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2)Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2002 were $93,604,652 and $41,636,514, respectively.

(3)Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2002 were $2,187,668 and $10,424,424, respectively.

(4)Unaudited


     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 21

NOTES TO FINANCIAL STATEMENTS

      1.    SIGNIFICANT ACCOUNTING POLICIES

      The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

      Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has one active investment portfolio, the Ameristock Focused Value Fund, referred to as a "portfolio" of the Trust. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of the portfolio consists of an unlimited number of no par value shares of common stock. The Ameristock Focused Value Fund is considered a "non-diversified" fund.

      SECURITY VALUATION

      Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on those NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis.

      When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors/Trustees. Securities for which market quotations are not readily available are valued in good faith by or under direction of the Board of Directors/Trustees.

      Security transactions are recorded on the dates transactions are entered into (the trades).


--------------------------------------------------------------------------------
22                              Semi-Annual Report December 31, 2002 (Unaudited)

      INCOME

      Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

      INCOME TAXES

      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

      It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

      ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      OTHER

      Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

      REPURCHASE AGREEMENTS

      The Ameristock Mutual Fund, Inc. through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 23

      2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with Ameristock Corporation (the "Adviser"). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, non-interested directors fees and extraordinary expenses. The Adviser earned management fees of $5,147,608 from the Fund for the six months ended December 31, 2002. During the Fund's initial year, the Adviser had paid all Fund expenses.

      The Trust has entered into an investment advisory agreement with the Adviser for the portfolio. The Adviser receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Adviser pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The Adviser earned management fees of $277,928 from the Ameristock Focused Value Fund for the six months ended December 31, 2002.

      3.    RELATED PARTY TRANSACTIONS

      Certain owners of the Adviser are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Adviser.

      Shareholders holding more than 5% of the Funds' outstanding shares as of December 31, 2002 constituted 81% of the Ameristock Mutual Fund, Inc., and 62% of the Ameristock Focused Value Fund, respectively.

      The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2002, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 56% of the Ameristock Mutual Fund, Inc. As of December 31, 2002, National Financial Services Corp. for the benefit of its customers owned of record in aggregate more than 35% of the Ameristock Focused Value Fund.

      The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the independent directors is paid $12,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.


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24                              Semi-Annual Report December 31, 2002 (Unaudited)

      4.    CAPITAL STOCK AND DISTRIBUTION

      At December 31, 2002, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,638,366,804 for the Ameristock Mutual Fund, Inc. At December 31, 2002, there was an unlimited number of no par value shares of capital authorized for the Ameristock Focused Value Fund and paid in capital amounted to $31,910,909. Transactions in capital stock were as follows:

      AMERISTOCK MUTUAL FUND, INC.                        For Six Months           For the Year
                                                             Ended                    Ended
                                                           12/31/02(1)              06/30/02
      ------------------------------------------------------------------------------------------
      Shares Sold                                           9,743,292              31,227,776
      Shares Issued in Reinvestment of
        Dividends and Distributions                         1,023,940                 225,793
      ------------------------------------------------------------------------------------------
      Total                                                10,767,232              31,453,569
      Shares Redeemed                                      (9,508,176)            (10,295,723)
      ------------------------------------------------------------------------------------------
      Net Increase in Shares                                1,259,056              21,157,846
      ==========================================================================================
      Shares Outstanding - Beginning of Period             39,083,090              17,925,244
      Shares Outstanding - End of Period                   40,342,146              39,083,090
      ==========================================================================================


      AMERISTOCK FOCUSED VALUE FUND                         For Six Months        For the Year
                                                               Ended                 Ended
                                                            12/31/02(1)            06/30/02
      -----------------------------------------------------------------------------------------
      Shares Sold                                            203,189              2,579,658
      Shares Issued in Reinvestment of
        Dividends and Distributions                           85,118                  4,228
      Total                                                  288,307              2,583,886
      Shares Redeemed                                       (644,413)            (1,176,326)
      -----------------------------------------------------------------------------------------
      Net Increase/(Decrease) in Shares                     (356,106)             1,407,560
      ==========================================================================================
      Shares Outstanding - Beginning of Period             1,512,470                104,910
      Shares Outstanding - End of Period                   1,156,364              1,512,470
      ==========================================================================================


      (1)Unaudited


      5.    UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS


                                                                        AMERISTOCK                AMERISTOCK
                                                                       MUTUAL FUND,                 FOCUSED
      AS OF DECEMBER 31, 2002                                              INC.                    VALUE FUND
      -----------------------------------------------------------------------------------------------------------
      Gross Appreciation (excess of value over tax cost)            $    78,219,682             $        74,322
      Gross Depreciation (excess of tax cost over value)               (381,925,055)                (10,175,636)
      -----------------------------------------------------------------------------------------------------------
      Net Unrealized Appreciation/(Depreciation)                       (303,305,373)                (10,101,314)
      ===========================================================================================================
      Cost of Investments for Income Tax Purposes                   $ 1,633,018,176             $    29,236,427
      ===========================================================================================================


--------------------------------------------------------------------------------
1-800-394-5064      -      www.ameristock.com                                 25

      6.    DISTRIBUTIONS

      During the six months ended December 31, 2002, the Ameristock Mutual Fund, Inc. paid $35,428,131 in distributions, of which $16,192,754 was paid from net investment income, $3,477,827 was paid from realized short-term capital gains and $15,757,550 was paid from realized long-term capital gains. During the six months ended December 31, 2002, the Ameristock Focused Value Fund paid $1,680,466 in distributions of which $1,484,592 was paid from realized short-term capital gains and $195,875 was paid from realized long-term gains.

      7.    COMMISSION RECAPTURE

      The Ameristock Mutual Fund, Inc. directed portfolio trades to brokers who make payments to the Fund for directing such trades. For the six months ended December 31, 2002, the Fund received $8,720 from such payments.

      8. SECURITIES LENDING

      The Ameristock Mutual Fund, Inc. receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

      9.    REDEMPTION FEE

      A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

      A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemption fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

      Also, even if a shareholder has not held shares long enough to make a redemption fee inapplicable when the shareholder redeems, the redemption fee will not be applicable to an amount which represents appreciation in the value of the particular shares being redeemed since they were purchased. A redemption fee will, however, be applicable to the amount originally paid for the particular shares being redeemed.

      No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.


--------------------------------------------------------------------------------
26                              Semi-Annual Report December 31, 2002 (Unaudited)

INVESTMENT ADVISER

      Ameristock Corporation
      1320 Harbor Bay Parkway, Suite 145
      Alameda, California 94502

ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT AND TRANSFER AGENT
      ALPS Mutual Fund Services, Inc.
      1625 Broadway, Suite 2200
      Denver, Colorado 80202

DISTRIBUTOR
      ALPS Distributors, Inc.
      1625 Broadway, Suite 2200
      Denver, Colorado 80202

CUSTODIAN
      U.S. Bancorp
      425 Walnut Street
      Cincinnati, Ohio 45202

INDEPENDENT AUDITOR
      McCurdy & Associates CPA's, Inc.
      27955 Clemens Road
      Westlake, Ohio 44145-1121

LEGAL COUNSEL
      Sutherland Asbill & Brennan LLP
      1275 Pennsylvania Avenue, N.W.
      Washington, D.C. 20004-2415

DIRECTORS - AMERISTOCK MUTUAL FUND, INC.
      Alev Efendioglu
      Nicholas Gerber
      Stephen Marsh
      Andrew Ngim
      Steve Wood

TRUSTEES - DAVIS PARK SERIES TRUST
      Alev Efendioglu
      Nicholas Gerber
      Stephen Marsh

TRUSTEES - DAVIS PARK SERIES TRUST
      Alev Efendioglu
      Nicholas Gerber
      Stephen Marsh


[ALPS DISTRIBUTORS, INC. LOGO]
Sponsor and Distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com

[AMERISTOCK FUNDS LOGO]
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